EXHIBIT 10.13.4

                 FOURTH AMENDMENT TO PERSONAL SERVICES AGREEMENT


      THIS FOURTH AMENDMENT TO PERSONAL SERVICES AGREEMENT, dated as of November 7, 2002 by and between American Biltrite Inc., a Delaware corporation ("ABI") and Congoleum Corporation a Delaware corporation ("Congoleum");

                                   WITNESSETH:

      THAT WEREAS, ABI and Congoleum are parties to a Personal Services Agreement, dated as of March 11, 1993 (the "Personal Services Agreement"), as amended February 8, 1995, November 15, 1996, and March 10, 1998, pursuant to which ABI agreed that Roger S. Marcus would serve as the Chief Executive Officer of Congoleum and Richard G. Marcus would serve as the Vice Chairman of Congoleum, subject to certain terms and conditions set forth in the Personal Services Agreement;

      NOW, THEREFORE, in consideration of the agreement set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Extension of Term. The term of the Personal Services Agreement is renewed for a five-year period ending on March 10, 2008.

      2. Ratification. Each of ABI and Congoleum hereby ratifies and confirms all of the terms and provisions of the Personal Services Agreement, as amended hereby.

      3. Counterparts. This Amendment to Personal Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall collectively constitute a single instrument.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this amendment to Personal Services Agreement as of the date first above written.


                             AMERICAN BILTRITE, INC.

                             By: /s/ Richard G. Marcus
                             --------------------------------------
                             Name: Richard G. Marcus
                             Title: President


                             CONGOLEUM CORPORATION

                             By: /s/ Howard N. Feist III
                             --------------------------------------
                             Name: H. N. Feist
                             Title: Chief Financial Officer